Exhibit 99.1

Supplemental Financial Report for Quarter Ended September 30, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in each of our 2015 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016; June 30, 2016; and September 30, 2016.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to independent audit, dated March 3, 2016. The third quarter 2016 Form 10-Q materials are dated November 7, 2016 and the Partnership does not undertake to update the materials after that date.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4-5
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-9
Other Partnership Information	10
Partnership Financial Statements	11-13
Partnership Financial Measures and Schedules	14-16
Occupancy Data	17-18

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

We are pleased by the results of our operations, the net income we have reported, and our Cash Available for Distribution (“CAD”) for the third quarter of 2016.

Highlights of our third quarter of 2016 results, compared to the third quarter of 2015, are as follows:

•	Total revenue increased approximately 2.3% to $13.2 million as compared to $12.9 million
•	Net Income per unit, basic and diluted, increased approximately 75% to $0.07 per unit as compared to $0.04 per unit
•	Ratio of debt to total assets at par and cost (“leverage ratio”) decreased to 62% as compared to 64%, and
•	CAD remained relatively constant at $5.4 million ($0.09 per unit), compared to $5.6 million ($0.09 per unit)

Additional notable transactions which occurred during the third quarter of 2016 and contributed to the $0.09 CAD per unit were:

•	Sale of Woodland Park, an MF Property, for a gain of approximately $1.1 million (net of taxes), and
•	Additional $10 million capital from the sale of the Redeemable Series A Preferred Units.

We continue to execute on our strategy of “fine tuning” our assets owned and continue to enhance our relationships with our business partners and Unitholders. This has allowed us to report positive results in net income, basic and diluted, and CAD for the third quarter of 2016.

We are very proud of our history of paying distributions to our Unitholders. For over 30 years, the general partner of the general partner of ATAX has remained committed to paying distributions to the Unitholders of our Partnership.  We have not missed a regularly scheduled distribution since we have been listed as a publicly traded company on the NASDAQ market in 1986.

4

As a management team, we remain disciplined in our investment strategy and diligent in our pursuit of market opportunities as they present themselves.

It has been a privilege to work with the many skilled and dedicated members of our Partnership team and an experienced team that comprise our Board of Managers.   We are encouraged by the Partnership’s direction and look forward to discussing our fourth quarter of 2016 results in the near future.

Chad Daffer, Chief Executive Officer

5

THIRD QUARTER 2016 FACT SHEET

PARTNERSHIP DETAILS

We were formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these bonds is excludable from gross income for federal income tax purposes. Our business objectives are to (i) preserve and protect our capital (ii) provide regular cash distributions, and (iii) generate additional returns from appreciation of real estate or the opportunistic sale of the asset investments to our Unitholders. We also invest in other securities which 1) if not secured by a direct or indirect interest in a property must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency and 2) cannot be more than 25% of our total assets at acquisition. We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.

(As of September 30, 2016)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.90
Yield	8.5%

Units Outstanding (including Restricted Units)	60,252,928
Market Capitalization	$355,492,275
52 week range of stock price	$4.51 to $6.09

Partnership Financial Information for the Quarter Ended September 30, 2016
(amounts in thousands, except per unit)

Total Revenue	$13,222
Net Income – ATAX Partnership	$4,624
Cash Available for Distribution (“CAD”)[1]	$5,421
Total Assets	$913,325
Ratio of Debt to Total Assets at Par and Cost	62%

CAD, per unit	$0.09
Distribution Declared per unit[2]	$0.125

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine our ability to make distributions to Unitholders. This is a non-GAAP financial measure and reconciliation of our GAAP net income to its CAD is provided on page 14 of the Supplement herein.

[2]

The most recent distribution was paid on October 31, 2016 for Unit holders of record as of September 30, 2016. The distribution is payable to Unit holders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

6

REVENUE AND OTHER INCOME TRENDS

Revenue and other income increased due to our acquisition of mortgage revenue bonds and the sale of MF Properties.

Highlighted transactions recorded during the past eight quarters include the following:

•	During the third quarter of 2016, we recognized a gain of approximately $1.1 million, net of tax, on the sale of Woodland Park, an MF Property, and contingent interest of $90,000,
•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000,

•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000,
•	During the fourth quarter of 2015, we recognized contingent interest and note interest income of approximately $6.2 million from the sale of the Consolidated VIEs,
•	During the third quarter of 2015, we recognized a gain of approximately $1.2 million on the sale of Glynn Place, an MF Property, and
•	During the second quarter of 2015, we recognized a gain of approximately $3.4 million on the sale of The Colonial, an MF Property.

7

PERFORMANCE TRENDS

In general, CAD1 has remained relatively consistent over the past eight quarters absent the contribution from highlighted transactional events.

•

In 2016, we realized approximately $309,000 of contingent interest, of which $77,000 was due the General Partner. In addition, we reported the sale of the Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  There was approximately $7.3 million that was allocated to the Unitholders.

•

In 2015, we realized approximately $4.8 million of contingent interest, of which approximately $1.2 million was due the General Partner. In addition, we reported the sale of Glynn Place and The Colonial which resulted in gains of approximately $1.2 million and $3.4 million, respectively, of which approximately $297,000 and $854,000, respectively, was due the General Partner. There was approximately $7.0 million that was allocated to the Unitholders.

•	In 2014, we recognized Tier 2 income of approximately $873,000, of which approximately $218,000 was due the General Partner.

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine our ability to make distributions to Unitholders. This is a non-GAAP financial measure and reconciliation of our GAAP net income to its CAD is provided on page 14 of the Supplement herein.

LEVERAGE RATIOS

8

Our operating policy on leverage is:

•     To maintain leverage of between 75% and 85% of the mortgage revenue bonds’ par value due to longer term TOB, Term A/B, and TEBS facilities and credit enhancements.

•     For investment grade rated assets, which are the PHC certificates, the policy allows for more consistent leverage percentages since those asset classes are rated. Our policy is to have leverage on average at 75% of the par value for these investment classes.

•     Our policy regarding mortgages on MF Properties is to look at a supportable loan given standard parameters of LTV and Debt Service Coverage. Mortgages are utilized as interim leverage while consideration is given to the use of longer term debt financing.

•     The overall target leverage ratio of the Partnership is 65%.

Weighted Average Cost of Debt	Period End Rate	Period End Rate
	30-Sept-16	31-Dec-15

TEBS Financing	1.96%	1.51%

TOB Secured Financing	3.19%	3.26%

Mortgages payable and other secured financing	3.82%	3.57%

[1]	Amounts shown are at par and cost.

9

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services	402-930-3098	Phone:	718-921-8124
Fax:	402-930-3047		888-991-9902
Web Site:	www.ataxfund.com	Fax:	718-236-2641
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX - Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad Daffer
Chief Financial Officer – Craig S. Allen

10

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	September 30, 2016	December 31, 2015
Assets
Cash and cash equivalents	$30,915,002	$17,035,782
Restricted cash	7,545,878	8,950,374
Interest receivable	6,883,112	5,220,859
Mortgage revenue bonds, held in trust	605,595,756	536,316,481
Mortgage revenue bonds	22,770,532	47,366,656
Public housing capital fund trusts	60,859,254	60,707,290
Mortgage-backed securities	-	14,775,309
Real estate assets:
Land and improvements	16,983,501	16,622,345
Buildings and improvements	113,425,121	124,906,654
Real estate assets before accumulated depreciation	130,408,622	141,528,999
Accumulated depreciation	(14,980,815)	(14,532,168)
Net real estate assets	115,427,807	126,996,831
Investment in equity interests	13,150,207	-
Property loans	31,181,409	22,775,709
Assets held for sale	-	14,020,559
Other assets	18,996,058	12,944,633
Total Assets	$913,325,015	$867,110,483
Liabilities
Accounts payable, accrued expenses and other liabilities	$6,121,385	$5,667,948
Distribution payable	7,890,161	8,759,343
Unsecured lines of credit	-	17,497,000
Debt financing	457,282,760	451,496,716
Mortgages payable and other secured financing	51,826,458	69,247,574
Derivative swap	2,497,657	1,317,075
Total Liabilities	525,618,421	553,985,656
Redeemable preferred units	33,799,087	-
Partners' Capital
General Partner	821,010	399,077
Beneficial Unit Certificate holders	353,081,792	312,720,264
Total Partners' Capital	353,902,802	313,119,341
Noncontrolling interest	4,705	5,486
Total Capital	353,907,507	313,124,827
Total Liabilities and Partners' Capital	$913,325,015	$867,110,483

12

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

	For The Three Months	For The Three Months	For The Nine Months	For The Nine Months
	Ended September 30,	Ended September 30,	Ended September 30,	Ended September 30,
	2016	2015	2016	2015
Revenues:
Investment income	$9,071,460	$8,485,518	$27,238,601	$25,853,963
Property revenues	3,414,788	4,124,413	13,483,760	12,512,775
Contingent interest income	90,000	-	309,396	-
Other interest income	645,691	287,134	2,043,162	739,057
Total Revenues	13,221,939	12,897,065	43,074,919	39,105,795
Expenses:
Real estate operating (exclusive of items shown below)	2,252,939	2,933,278	7,259,071	7,679,583
Recovery of loss on receivables	-	(98,431)	-	-
Impairment expense	-	-	61,506	-
Depreciation and amortization	1,361,259	1,405,696	5,292,889	4,296,460
Amortization of deferred financing costs	425,520	423,330	1,350,200	1,068,661
Interest expense	3,485,172	4,754,119	12,577,361	11,683,429
General and administrative	2,377,148	2,380,497	7,474,500	6,214,093
Total Expenses	9,902,038	11,798,489	34,015,527	30,942,226
Other Income:
Gain on sale of MF Properties	1,633,973	1,187,807	14,076,902	4,605,269
Gain on sale of securities	-	-	8,097	-
Income before income taxes	4,953,874	2,286,383	23,144,391	12,768,838
Income tax expense	331,000	-	4,984,000	-
Income from continuing operations	4,622,874	2,286,383	18,160,391	12,768,838
Income from discontinued operations	-	253,894	-	516,609
Net income before noncontrolling interest	4,622,874	2,540,277	18,160,391	13,285,447
Loss attributable to noncontrolling interest	(668)	(372)	(781)	(952)
Net income - ATAX Partnership	$4,623,542	$2,540,649	$18,161,172	$13,286,399

Net Income	4,623,542	2,540,649	18,161,172	13,286,399
Redeemable preferred unit distribution and accretion	(181,969)	-	(308,635)	-
Net income available to Partners and noncontrolling interest	$4,441,573	$2,540,649	$17,852,537	$13,286,399

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$8,504,675	$8,238,652	$26,082,649	$24,235,550
MF Properties	5,048,761	5,312,220	27,560,662	17,118,044
Public Housing Capital Fund Trusts	724,735	736,699	2,178,627	2,254,448
MBS Securities Investments	-	(202,699)	48,755	103,022
Other Investments	577,741	-	1,289,225	-
Total Revenue and Other Income	$14,855,912	$14,084,872	$57,159,918	$43,711,064
Total Expenses:
Mortgage Revenue Bond Investments	$5,586,175	$6,420,379	$18,913,133	$15,810,988
MF Properties	4,294,320	5,029,127	19,101,702	14,090,849
Public Housing Capital Fund Trusts	351,875	308,889	987,140	920,677
MBS Securities Investments	-	39,722	(3,229)	118,760
Total	$10,232,370	$11,798,117	$38,998,746	$30,941,274
Net Income (loss) from continuing operations:
Mortgage Revenue Bond Investments	$2,918,500	$1,818,273	$7,169,516	$8,424,562
MF Properties	754,441	283,093	8,458,960	3,027,195
Public Housing Capital Fund Trusts	372,860	427,810	1,191,487	1,333,771
MBS Securities Investments	-	(242,421)	51,984	(15,738)
Other Investments	577,741	-	1,289,225	-
Income from continuing operations	$4,623,542	$2,286,755	$18,161,172	$12,769,790

13

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Partnership only net income	$2,236,621	$2,670,645	$8,153,317	$2,514,338	$9,549,326	$2,531,700	$11,005,930	$4,623,542
Change in fair value of derivatives and interest rate derivative amortization	1,239,632	899,873	(198,743)	1,254,564	(153,039)	1,110,407	531,389	(263,684)
Depreciation and amortization expense (Partnership only)	1,818,169	1,794,814	1,743,317	1,829,026	2,760,643	2,124,898	1,806,732	1,361,259
Impairment expense	-	-	-	-	-	-	61,506	-
Amortization of deferred financing costs	-	-	-	-	-	532,187	392,493	425,520
Restricted units compensation expense	-	-	-	-	-	-	-	31,050
Deferred income taxes	-	-	-	-	-	-	553,000	(136,000)
Redeemable preferred unit distribution and accretion	-	-	-	-	-	(1,684)	(124,982)	(181,969)
Bond purchase discount accretion (net of cash received)	140,296	18,899	729,672	380,644	171,717	34,696	33,668	(147,033)
Developer income	-	-	18,159	-	-	-	-	-
Tier 2 Income distributable to the General Partner	(10,000)	-	(854,365)	(296,952)	(1,187,639)	(43,599)	(2,096,982)	(291,295)
Provision for (recovery of) loss on receivable	-	-	98,431	(98,431)	-	-	-	-
Amortization related to discontinued operations	-	-	2,029	2,023	3,380	-	-	-
CAD	$5,424,718	$5,384,231	$9,691,817	$5,585,212	$11,144,388	$6,288,605	$12,162,754	$5,421,390
Weighted average number of units outstanding, basic and diluted	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,252,928	60,176,937

Partnership Only:
Net income, basic and diluted, per unit	$0.04	$0.04	$0.12	$0.04	$0.14	$0.04	$0.15	$0.07
CAD per unit	$0.09	$0.09	$0.16	$0.09	$0.19	$0.10	$0.20	$0.09
Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

For the year ended December 31, 2015, taxable income was approximately 6% of the total of taxable and tax-exempt interest income on the Partnership’s tax return. In addition, income subject to Alternative Minimum Tax was approximately 11% of the tax-exempt income. A Unitholder of ATAX who had ownership for the full 2015 year would have seen a similar break out of their income on their 2015 tax form K-1.

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE SEPTEMBER 30, 2016

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
Arbors at Hickory Ridge	Memphis, TN	12/1/2049	6.25%	$11,378,794	$13,966,058
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,054,000	5,757,436
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,307,106	19,546,092
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,868,144	11,606,204
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,572,100	11,473,350
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,160,919	2,512,685
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,726,653	9,215,739
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,671,666	7,957,433
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,338,325	6,407,953
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,006,362	1,192,814
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	14,677,287
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	130,085
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,365,000	7,771,347
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,535,000	9,067,393
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,100,081	9,860,922
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	20,713,560
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	15,693,647
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	13,816,803
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,660,998
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,401,962
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,507,010
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,185,000	6,251,295
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,280,274	9,720,182
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	8,387,366
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	355,910
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,987,644	25,388,370
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	5,162,351
Greens of Pine Glen - Series A	North Carolina	10/1/2047	6.50%	8,231,000	10,138,554
Greens of Pine Glen - Series B	North Carolina	10/1/2047	9.00%	941,194	1,149,256
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,928,584	7,881,763
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	7,111,028
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	541,833
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,185,000	13,475,924
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,672,000	10,346,112
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,695,000
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,770,000
Live 929	Baltimore, MD	7/1/2049	5.78%	40,100,000	49,834,202
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,837,815
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,239,000	18,386,067
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,552,990	4,354,449
Pro Nova - 2014A	Knoxville, TN	5/1/2034	6.00%	10,000,000	11,741,600
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,374,592	13,388,367
Runnymede	Austin, TX	10/1/2042	6.00%	10,300,000	12,473,918
San Vicente - Series A	Coachella, CA	11/1/2033	5.00%	3,495,000	3,495,000
San Vicente - Series B	Coachella, CA	11/1/2018	5.50%	1,825,000	1,825,000
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,488,634
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	5,055,926
Seasons at Simi Valley - Series A-2	Simi Valley, CA	9/1/2017	5.50%	1,944,000	1,995,012
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,946,182	9,298,515
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	17,336,460
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,068,757
Sycamore Walk - Series B-2	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,753,490
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,871,381	24,031,422
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,038,263	6,709,781
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,407,546	31,323,290
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	28,436,168
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,945,993	4,326,652
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	15,684,974
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,331,000	5,209,067
				$538,938,793	$628,366,288

OTHER INVESTMENTS SEPTEMBER 30, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	8.56	5.32%	$24,923,137	$28,292,496
Public Housing Capital Fund Trust Certificate II	7.90	4.31%	10,938,848	11,345,445
Public Housing Capital Fund Trust Certificate III	9.06	5.42%	20,898,432	21,221,313
			$56,760,417	$60,859,254

15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2015

Property Name	Location	Maturity Date	Base Interest Rate	Principal Outstanding	Estimated Fair Value
Arbors at Hickory Ridge	Memphis, TN	12/1/2049	6.25%	$11,450,000	$13,333,165
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,099,000	5,607,163
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,935,552	11,068,576
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,637,485	10,938,709
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,777,936	8,618,095
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,630,251
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,715,948	7,441,393
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,418,497	18,290,820
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,373,756	6,066,852
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,430,000	7,196,135
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,595,000	8,412,222
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,168,742	8,904,871
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	20,046,839
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,597
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	17,060,000	17,912,612
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	12,480,000	13,168,441
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	18,020,000	19,202,543
Copper Gate	Layfayette, IN	12/1/2029	6.25%	5,185,000	5,801,341
Cross Creek Apartments	Beaufort, SC	3/1/2049	6.15%	8,343,321	9,034,294
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,798,523
Decatur-Angle	Forth Worth, TX	1/1/2054	5.75%	23,000,000	24,582,083
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,880,572
Greens of Pine Glen - Series A	North Carolina	5/1/2042	6.50%	8,294,000	9,432,270
Harden Ranch - Series A	Salinas, California	3/1/2030	5.75%	6,960,000	7,628,981
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,611,791
Heritage Square - Series A	Edinberg. TX	9/1/2051	6.00%	11,185,000	11,458,488
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,766,000	9,943,745
Live 929 Apartments	Baltimore, MD	7/1/2049	5.78%	40,175,000	46,631,412
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,644,079
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,311,000	17,001,867
Pro Nova - 2014-1	Knoxville. TN	5/1/2034	6.00%	10,000,000	10,813,700
Pro Nova - 2014-2	Knoxville. TN	5/1/2025	5.25%	9,295,000	9,748,689
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,450,959	12,684,036
Runnymede	Austin, TX	10/1/2042	6.00%	10,350,000	11,950,938
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,219,067
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,723,263
Silver Moon - Series A	Alburqueque, NM	8/1/2055	6.00%	7,983,811	9,230,160
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	15,790,756
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,632,000
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	20,001,272	22,506,363
Tyler Park Townhomes - Series A	Greenfield, CA	1/1/2030	5.75%	6,075,000	6,562,209
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	26,340,139
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,540,000	29,153,606
Westside Village - Series A	Shafter, CA	1/1/2030	5.75%	3,970,000	4,172,340
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,591
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,351,000	4,817,471
Other Series B Bonds	Multiple	Multiple	Multiple	23,469,221	24,601,079
Total Mortgage Revenue Bonds				$534,745,500	$583,683,137

OTHER INVESTMENTS DECEMBER 31, 2015

Name	Weighted Average Lives	Weighted Avg. Coupon Rate	Principal Outstanding	Estimated Fair Value
Public Housing Capital Fund Trust Certificate I	9.25	5.33%	$25,980,780	$28,756,827
Public Housing Capital Fund Trust Certificate II	8.67	4.29%	11,465,660	11,447,430
Public Housing Capital Fund Trust Certificate III	9.81	5.42%	20,898,432	20,503,033
			$58,344,872	$60,707,290
Mortgage-backed Securities (Agency Rating)	Weighted Avg. Maturity Date	Weighted Avg. Coupon Rate
"AAA"	7/1/2032	4.60%	$5,000,000	$5,017,700
"AA"	7/9/2036	4.20%	9,765,000	9,757,609
			$14,765,000	$14,775,309

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE BOND PROPERTIES PHYSICAL OCCUPANCY

	Total	Percentage of Occupied Units by Quarter
	Number	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
Property Name	of Units	2014	2015	2015	2015	2015	2016	2016	2016

Mortgage Bond Properties
Arbors at Hickory Ridge	348	93%	96%	93%	88%	87%	90%	94%	87%
Ashley Square Apartments	144	94%	92%	98%	94%	95%	95%	97%	96%
Avistar at Chase Hill [1]	232	90%	94%	97%	91%	89%	88%	87%	81%
Avistar at the Crest [1]	200	92%	97%	98%	98%	96%	97%	95%	99%
Avistar at the Oaks [1]	156	91%	94%	96%	93%	91%	96%	93%	93%
Avistar at the Parkway [4]	236	n/a	n/a	76%	63%	47%	44%	70%	90%
Avistar in 09 [1]	133	96%	96%	95%	95%	95%	95%	98%	92%
Avistar on the Boulevard [1]	344	95%	92%	92%	95%	92%	92%	94%	94%
Avistar on the Hills [1]	129	95%	96%	98%	95%	95%	97%	97%	98%
Bella Vista Apartments	144	98%	99%	97%	95%	96%	94%	99%	95%
Bridle Ridge Apartments	152	98%	100%	98%	97%	99%	99%	99%	100%
Brookstone Apartments	168	98%	99%	99%	99%	99%	100%	98%	99%
Bruton Apartments [3]	264	n/a	n/a	n/a	n/a	n/a	14%	27%	99%
Columbia Gardens [3]	188	n/a	n/a	n/a	n/a	86%	83%	78%	74%
Concord at Gulfgate [3]	288	n/a	89%	83%	78%	75%	84%	92%	97%
Concord at Little York [3]	276	n/a	85%	76%	72%	67%	77%	90%	97%
Concord at Williamcrest [3]	288	n/a	86%	77%	74%	73%	86%	95%	94%
Copper Gate [1]	128	95%	95%	93%	95%	96%	96%	98%	95%
Cross Creek Apartments	144	94%	92%	94%	96%	94%	94%	98%	98%
Crossing at 1415 [3]	112	n/a	n/a	n/a	n/a	73%	51%	37%	49%
Decatur Angle	302	n/a	n/a	n/a	n/a	n/a	57%	97%	95%
Glenview Apartments [3]	88	97%	99%	97%	98%	100%	98%	100%	100%
Greens of Pine Glen	168	93%	93%	93%	95%	96%	96%	96%	95%
Harden Ranch [3]	100	99%	99%	99%	97%	96%	98%	100%	99%
Heights at 515 [3]	96	n/a	n/a	n/a	n/a	82%	65%	63%	73%
Heritage Square [3]	204	81%	67%	66%	73%	91%	96%	96%	97%
Lake Forest Apartments	240	95%	96%	88%	95%	97%	88%	90%	95%
Las Palmas II [3]	81	n/a	n/a	n/a	n/a	n/a	n/a	n/a	100%
Live 929 Apartments 2 & 3	575	97%	92%	89%	91%	92%	91%	81%	85%
Montclair Apartments [3]	80	96%	98%	96%	100%	96%	99%	100%	96%
Ohio Properties	362	96%	95%	96%	97%	96%	98%	95%	93%
Palms at Premier Park [3]	240	95%	90%	95%	91%	93%	94%	98%	95%
Renaissance Gateway	208	93%	100%	96%	93%	96%	96%	98%	99%
Runnymede Apartments	252	97%	98%	97%	96%	98%	99%	99%	98%
San Vicente [3]	50	n/a	n/a	n/a	n/a	n/a	n/a	n/a	98%
Santa Fe Apartments [3]	89	99%	100%	100%	97%	99%	98%	97%	100%
Seasons at Simi Valley [3]	69	n/a	n/a	n/a	100%	100%	99%	100%	100%
Silver Moon [3]	151	n/a	n/a	83%	97%	95%	88%	91%	89%
South Park Ranch Apartments	192	99%	100%	99%	100%	100%	100%	98%	98%
Sycamore Walk [3]	112	n/a	n/a	n/a	n/a	98%	100%	98%	98%
Thornhill [3]	178	n/a	n/a	n/a	n/a	n/a	98%	99%	98%
Tyler Park Apartments [3]	88	99%	98%	100%	100%	98%	99%	100%	99%
Vantage at Harlingen [4]	288	n/a	n/a	70%	81%	82%	78%	86%	94%
Vantage at Judson	288	90%	91%	92%	92%	89%	91%	93%	95%
Westside Village [3]	81	96%	100%	100%	100%	100%	99%	99%	100%
Willow Run [3]	200	n/a	n/a	n/a	n/a	92%	88%	88%	81%
Woodlynn Village	59	86%	93%	98%	98%	100%	97%	100%	100%
	8,915

[1]	Mortgage bond secured by this property was acquired in 2013. The rehabilitation construction was completed in the third quarter of 2014.
[2]	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
[3]	Mortgage bonds were acquired in the quarter the occupancy began to be reported.
[4]	The Property’s construction is complete and is in the stabilization stage and lease-up.

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MF PROPERTIES PHYSICAL OCCUPANCY

	Total	Percentage of Occupied Units
	Number	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
Property Name	of Units	2014	2015	2015	2015	2015	2016	2016	2016
MF Properties
Eagle Village [1]	511	68%	68%	62%	97%	90%	90%	77%	81%
Northern View (f/k/a Meadowview) [2]	294	85%	77%	57%	91%	90%	90%	78%	99%
Residences at DeCordova	110	94%	95%	96%	98%	96%	96%	95%	97%
Residences at Weatherford	76	97%	100%	99%	97%	100%	100%	100%	100%
Suites at Paseo 1 & 3	394	90%	78%	62%	98%	89%	89%	84%	95%
The 50/50 MF Property [1]	475	96%	99%	97%	100%	99%	99%	97%	76%
	1,860

[1]	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
[2]	Northern View transitioned from a multifamily housing facility to a student housing facility during 2015.
[3]

In September 2015, the owner of the Suites on Paseo property and the Partnership mutually agreed to exchange the deed for the Suites on Paseo property, a California property, in exchange for the par value Series A and B mortgage revenue bonds plus accrued interest.

18